  Exhibit 10.6

CONSENT AND LIMITED WAIVER AGREEMENT

This Consent and Limited Waiver Agreement (this “Waiver”) is entered into as of the November 1, 2019, by and among Peter Steelman (“Steelman”), James Flynn (“Flynn”), and Deerfield CSF, LLC, on behalf of itself and its affiliates (“Deerfield”, and collectively with Steelman and Flynn, the “Deerfield Parties”), Avadel U.S. Holdings, Inc. and its subsidiaries and affiliates (collectively, “Avadel”), Armistice Capital Master Fund, Ltd. (“Armistice”), Cerecor Inc. (“Cerecor”), Aytu BioScience, Inc. (“Buyer”) and Aytu Therapeutics LLC (“Aytu Therapeutics”).

RECITALS

WHEREAS, the Deerfield Parties and Avadel (including through its affiliated entities) are parties to that certain Membership Interest Purchase Agreement dated as of February 5, 2016, as may be amended from time to time (the “Deerfield Agreement”);

WHEREAS, pursuant to that certain Asset Purchase Agreement dated February 12, 2018 (the “Prior APA”), Cerecor purchased from Avadel certain assets and assumed certain liabilities, including certain of Avadel’s liabilities under the Deerfield Agreement;

WHEREAS, Cerecor and Buyer have entered into an Asset Purchase Agreement dated as of October 10, 2019 (the “APA”) pursuant to which Buyer will purchase certain assets from Cerecor and assume certain of Cerecor’s liabilities, including all of Cerecor’s assets and liabilities arising under the Deerfield Agreement and, to the extent related to or arising out of the operation of the Business (as defined in the APA) after the Closing (as defined in the APA), the Prior APA (the “Asset Purchase”);

WHEREAS, each of Armistice and Cerecor have agreed to enter into Guarantees in favor of the Deerfield Parties in substantially the forms attached hereto as Exhibits A-1 and A-2 (the “Armistice Guaranty” and “Cerecor Guarantee”, respectively, and collectively, the “Guarantees”);

WHEREAS, Armistice has agreed to deposit $15,000,000 (the “Escrow Funds”) in an escrow account (the “Escrow Account”) governed by that certain escrow agreement dated on or about the date hereof by and among Armistice, the Deerfield Parties and JPMorgan Chase Bank, N.A. (the “Escrow Agent”), in substantially the form attached hereto as Exhibit B (the “Escrow Agreement”) for the purpose of securing the portion of the Primary Obligations under the Armistice Guarantee comprised of the balloon payment of $15,000,000 due to the Deerfield Parties by Buyer on the last business day of January 2021 or earlier in accordance with Section 1.6(g) of the Deerfield Agreement (the “Balloon Payment Obligation”);

WHEREAS, neither Buyer nor Cerecor would agree to consummate the Asset Purchase without the prior written consent, release and limited waiver of and by Avadel and the Deerfield Parties as set forth herein; and

WHEREAS, in consideration of Buyer’s agreement to assume certain liabilities under the Deerfield Agreement as set forth in the APA, as well as the Escrow Agreement and the Guarantees, the Deerfield Parties and Avadel desire to provide this consent, release and limited waiver.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein have the meanings ascribed to them in the Deerfield Agreement.

2. Reliance. The parties hereto acknowledge and agree that the effectiveness of the Deerfield Parties’ consent and waiver, as set forth in Sections 6 and 7 below, is contingent upon (a) Armistice entering into the Escrow Agreement and depositing $15,000,000 in the Escrow Account thereunder, (b) Armistice and Cerecor entering into the Guarantees and (c) payment by Cerecor of the attorney fees incurred by the Deerfield Parties in connection with transactions contemplated hereby.

3. Security Arrangements.

(a) In the event that the Deerfield Parties do not receive payment of the Balloon Payment Obligation in full when due and the Escrow Funds are still in the Escrow Account, then, upon written request from Deerfield, Armistice and the Deerfield Parties shall sign and deliver to the Escrow Agent a joint written instruction sufficient under the Escrow Agreement to cause the Escrow Agent to deliver Escrow Funds to the Deerfield Parties in an amount sufficient such that the Deerfield Parties receive the amount of the Balloon Payment Obligation in full with any excess Escrow Funds being disbursed to Armistice. The Deerfield Parties acknowledge and agree that they will seek payment from the Escrow Funds pursuant to this Section 3(a) before requesting payment from Avadel pursuant to the Avadel Guarantee; provided, that such agreement does not limit the rights of the Deerfield Parties pursuant to the Avadel Guarantee in the event that payment is not timely made from the Escrow Funds with respect to the Balloon Payment Obligation.

(b) In the event that the Deerfield Parties do receive payment of the Balloon Payment Obligation in full when due and the Escrow Funds are still in the Escrow Account, then, upon written request from Armistice, Armistice and the Deerfield Parties shall sign and deliver to the Escrow Agent a joint written instruction sufficient under the Escrow Agreement to cause the Escrow Agent to deliver the Escrow Funds to Armistice.

(c) In the event that Armistice arranges for an Acceptable Letter of Credit to be issued in favor of the Deerfield Parties, then, upon written request from Armistice, Armistice and the Deerfield Parties shall sign and deliver to the Escrow Agent a joint written instruction sufficient under the Escrow Agreement to cause the Escrow Agent to deliver the Escrow Funds to Armistice. An “Acceptable Letter of Credit” means a letter of credit that is (i) issued by a bank domiciled in the United States acceptable to Deerfield, (ii) on a form acceptable to Deerfield, (iii) is in the amount of $15,000,000, (iv) is for the benefit of the Deerfield Parties, (v) does not expire until the last business day of February 2021, and (vi) permits the Deerfield Parties to draw on such letter of credit immediately if the Deerfield Parties do not receive payment of the Balloon Payment Obligation in full when due.

4. Assumption. Buyer acknowledges and agrees that: (i) it has assumed all obligations under the provisions of the Deerfield Agreement set forth on Appendix A; (ii) this limited waiver of the Asset Purchase as an Acceleration Trigger Event only applies to the Asset Purchase and any future events, facts or circumstances that constitute an Acceleration Trigger Event are not waived; (iii) the definition of “Net Sales” in the Deerfield Agreement shall hereby be deemed to include, among other items, the amounts invoiced for sales of Products by or on behalf of Buyer or any of its Affiliates or any direct or indirect assignee or licensee of Buyer or any of its Affiliates; and (iv) the audit rights of the Deerfield Parties in Section 1.6(d) of the Deerfield Agreement shall apply to the books and records of Buyer and its Affiliates.

5. Security Interest. Buyer’s subsidiary, Aytu Therapeutics, which will hold the Purchased Assets (as defined below), hereby pledges, assigns, hypothecates, transfers and grants to the Deerfield Parties, a first priority lien upon and security interest in, all of its right, title and interest in and to the Purchased Assets (as defined in the APA) to the extent such Purchased Assets were also “Purchased Assets” under the Prior APA. The Purchased Assets shall secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated payment date, by acceleration or otherwise), of Buyer’s obligations under the provisions of the Deerfield Agreement set forth on Appendix A. Buyer and the Deerfield Parties acknowledge that the Purchased Assets constitute the FSC Assets Collateral for purposes of Buyer’s obligations under the provisions of the Deerfield Agreement set forth on Appendix A (including, without limitation, Sections 1.7(b) and (c)).

6. Deerfield Consent and Limited Waiver. The Deerfield Parties hereby (i) consent to the Asset Purchase and Cerecor and Buyer’s entry into the APA for all purposes, (ii) represent and warrant to Cerecor and Buyer that to the actual knowledge of Steelman and Flynn no breach of the Deerfield Agreement exists as of the date hereof and no such breach will occur as a result of the consummation of the Asset Purchase, (iii) agree that the Asset Purchase is not, and will not be deemed to be, an Acceleration Trigger Event, (iv) irrevocably waive all rights with respect to Section 1.6(g) of the Deerfield Agreement only in connection with the Asset Purchase (but not any future events), (v) irrevocably waive, discharge and release Cerecor and Buyer from any claim that Cerecor or Buyer is in breach of Section 1.6(g) of the Deerfield Agreement only as a result of the Asset Purchase (but not any future events), (vi) agree that the provisions of the Deerfield Agreement set forth on Appendix A hereto (as such obligations may be expressly modified therein with respect to the Deferred Consideration and each Deferred Payment related thereto), and all obligations of Cerecor arising thereunder, are assigned to Buyer, and (vii) agree that if (a) Buyer is current in its payment obligations to the Deerfield Parties and (b) makes a payment to the Deerfield Parties in advance of such payment being due and payable (a “Prepayment”), then Buyer may designate whether such Prepayment is deemed to be a Fixed Payment or a Deferred Payment.

7. Avadel Consent and Release. In accordance with Section 7.6 of the Prior APA, Avadel hereby (a) consents to Cerecor’s assignment to Buyer of all Cerecor’s rights, interests and obligations under the Prior APA and Cerecor and Buyer’s entry into the APA for all purposes, and (b) represents and warrants to Cerecor and Buyer that to the actual knowledge of Avadel no breach of the Prior APA exists as of the date hereof and no such breach will occur as a result of the consummation of the Asset Purchase. Avadel, on behalf of itself and its Affiliates, hereby releases Cerecor from all obligations under the Prior APA. Avadel further acknowledges and agrees to the modification of the payment terms with respect to the Deferred Consideration and Deferred Payments pursuant to the APA and agrees that such modification is hereby incorporated into the terms of the Deerfield Agreement, subject to the guarantee of such obligations by Armistice pursuant to the Armistice Guarantee. Avadel also acknowledges and agrees that its Guarantee (the “Avadel Guarantee’) issued on February 16, 2018, in favor of the Deerfield Parties remains in full force and effect notwithstanding the assignment of the Obligations (as defined in the Avadel Guarantee) to Buyer and the modification of the payment terms with respect to the Deferred Consideration and Deferred Payments.

8. No Breach. Cerecor hereby represents and warrants that no breach of the Deerfield Agreement exists as of the date hereof.

9. No Modification. Except as amended, waived or consented to hereby, the Deerfield Agreement remains unmodified and in full force and effect.

10. Successors and Assigns. The provisions of this Waiver will inure to the benefit of and be binding on each of the Deerfield Parties, Cerecor and Buyer and their permitted assigns (if any).

11. Governing Law. This Waiver shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the Delaware. Any legal action or proceeding with respect to this Waiver will be brought solely and exclusively in any state or federal court of competent jurisdiction in Delaware. By execution and delivery of this Waiver, each party hereto hereby irrevocably consents to and accepts, for itself and in respect of its property, generally and unconditionally the sole and exclusive jurisdiction of such courts. Each party hereto hereby further irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Waiver.

12. Notice. Each party and express beneficiary irrevocably consents to the service of process out of any of the courts referred to in this Waiver in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address set forth in the Deerfield Agreement, or with respect to Cerecor, to: Cerecor, Inc., 540 Gaither Road, Suite 400, Rockville, Maryland 20850, attention: Joe Miller, via email: jmiller@cerecor.com, with a copy (that does not constitute notice) to Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina 27607, attention: Don Reynolds, via email: dreynolds@wyrick.com, or with respect to Buyer, to: Aytu BioScience, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112, attention: David Green, CFO, via email: dgreen@aytubio.com, with a copy (that does not constitute notice) to Dorsey & Whitney, 111 S Main Street, Suite 2100, Salt Lake City, UT 84111, attention: Nolan Taylor, or with respect to Armistice, to: Armistice Capital Master Fund, Ltd., 510 Madison Avenue, 22nd Floor, New York, NY 10022, attention: Anthony Cordone, via email: acordone@armisticecapital.com. Each party irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any suit, action or proceeding commenced hereunder that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of a party to serve process on the other party in any other manner permitted by law.

13. Counterparts. This Waiver may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument. Any counterpart may be executed by facsimile or pdf signature and such facsimile or pdf signature shall be deemed an original.

14.    Disclosure.  On or before 8:00 a.m., New York time, on the business day immediately following the date hereof, Buyer shall file a Current Report on Form 8-K meeting all of the requirements of Item 1.01 thereof, which Form 8-K shall disclose the closing of the transactions contemplated by the APA, disclose all the material terms of the transactions contemplated by this Waiver and the Guarantees (and any previously undisclosed terms of the APA) and shall attach each of the APA (to the extent not previously publicly filed), this Waiver and the Guarantees, in each of their entireties.  Each of Avadel, Cerecor, and Buyer (each a “Disclosing Party”) expressly acknowledges, represents and agrees that after such filing, (i) all material, non-public information (if any) provided or made available to the Deerfield Parties and their affiliates (and their respective agents and representatives)  by such Disclosing Party or any of its officers, directors, employees, affiliates or agents in connection with the transactions contemplated by the APA, the Prior APA, this Waiver, the Guarantees, or otherwise prior to the date hereof, shall have been publicly disclosed. and (ii) that from and after such filing, the Deerfield Parties and their affiliates (and their respective agents and representatives) shall not have any duty to any Disclosing Party of trust or confidence with respect to, or a duty to any Disclosing Party not to trade in any securities on the basis of, any information regarding such Disclosing Party (unless expressly agreed to by such Deerfield Party in a written definitive and binding and binding agreement executed by such Disclosing Party and Deerfield Party or customary oral (confirmed by e-mail) “wall cross” agreement).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Consent and Limited Waiver Agreement as of the day and year first above written.

DEERFIELD PARTIES:	Deerfield CSF, LLC

By:_________________________________
Name:_______________________________ Title:________________________________

____________________________________
Peter Steelman

____________________________________
James Flynn

[Signature Page to Consent, Release and Limited Waiver Agreement]

AVADEL:

Avadel U.S. Holdings, Inc.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

ARMISTICE

Armistice Capital Master Fund, Ltd.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

CERECOR:

Cerecor Inc.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

BUYER:

Aytu BioScience, Inc.

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

BUYER SUBSIDIARY:

Aytu Therapeutics LLC

By: ____________________________________
Name: ____________________________________ Title: ____________________________________

[Signature Page to Consent, Release and Limited Waiver Agreement]

Schedule I
Fixed Payments